SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: July 30, 2003
                         ------------------------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


Connecticut                      0-599                         06-0330020
-----------                      -----                         ----------
 (State of               (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 7   Financial Statements and Exhibits

   (c)   Exhibits

         The following exhibit is filed herewith:

         99 Press Release dated July 30, 2003 announcing the second quarter earnings for 2003.


ITEM 9   Regulation FD Disclosure

         On July 30, 2003 The Eastern Company released the second quarter of 2003 quarterly earnings.



ITEM 12  Results of Operations and Financial Condition

         On July 30, 2003 The Eastern Company released the second quarter of 2003 quarterly earnings.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         The Eastern Company


Date:  July 30, 2003                    By: /s/John L. Sullivan III
       --------------                    ---------------------------
                                         John L. Sullivan III
                                         Vice President, Secretary & Treasurer